SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-12



                            FRANKLIN UNIVERSAL TRUST
                (Name of Registrant as Specified in its Charter)

                            FRANKLIN UNIVERSAL TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


     (5)   Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:



[GRAPHIC OMITTED]


                     FRANKLIN UNIVERSAL TRUST


                 IMPORTANT SHAREHOLDER INFORMATION


We have enclosed important information about the Annual
Shareholders' Meeting (the "Meeting") of Franklin Universal Trust
(the "Fund") scheduled for Friday, March 14, 2008, at 2:00 p.m.,
Pacific Time. These materials discuss the proposals to be voted on at the meeting.

THIS MEETING IS VERY IMPORTANT BECAUSE A GROUP OF DISSIDENT SHAREHOLDERS CALLED BULLDOG INVESTORS HAS FILED A PROXY STATEMENT TO ELECT THEIR OWN NOMINEES TO THE BOARD OF THE FUND AT THE MEETING. BASED ON THEIR PROXY STATEMENT, WE BELIEVE THAT IF THE DISSIDENT NOMINEES ARE ELECTED, THE FUND WOULD NOT CONTINUE TO OPERATE AS A CLOSED-END FUND--IT MAY BE LIQUIDATED, OPEN-ENDED OR SIGNIFICANTLY DIMINISHED THROUGH A TENDER OFFER. IN ADDITION, ANOTHER SHAREHOLDER OF THE FUND HAS SUBMITTED A PROPOSAL REQUESTING THAT THE FUND MERGE INTO AN OPEN-END FUND. YOUR BOARD WANTS TO KEEP THE FUND AS A CLOSED-END FUND BECAUSE THE BOARD BELIEVES THAT THE FUND'S CURRENT STRUCTURE PROVIDES YOU WITH A NUMBER OF REAL BENEFITS THAT ARE NOT AVAILABLE TO OPEN-END FUNDS.
 FOR THESE REASONS, WE ARE ASKING YOU TO VOTE FOR YOUR FUND'S CURRENT BOARD OF TRUSTEES, AND AGAINST THE SHAREHOLDER PROPOSAL.

These materials also contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we'll vote it as you indicated. If you simply sign, date and return the enclosed WHITE proxy card, but do not specify a vote on the proposals, your proxy will be voted FOR the election of the nominees to the position of Trustee (Proposal 1) and AGAINST the shareholder proposal (Proposal 2).

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. WE URGE YOU TO VOTE FOR YOUR BOARD'S NOMINEES (PROPOSAL 1) AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2) BY COMPLETING, SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning your proxy card does not preclude you from attending the meeting or later changing your vote prior to its being cast.

PLEASE DO NOT SEND BACK ANY GREEN PROXY CARD YOU RECEIVE FROM BULLDOG INVESTORS, EVEN TO VOTE AGAINST THE DISSIDENT NOMINEES AS THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND'S NOMINEES. IF YOU HAVE ALREADY RETURNED BULLDOG INVESTORS' GREEN PROXY CARD, YOU CAN STILL SUPPORT YOUR BOARD BY RETURNING THE ENCLOSED WHITE PROXY CARD. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.

If you have any questions, please call the Fund's proxy solicitor, The Altman Group, at (800) 336-5159.








                       This page intentionally left blank.


                            FRANKLIN UNIVERSAL TRUST


                                 NOTICE OF 2008
                          ANNUAL SHAREHOLDERS' MEETING


The Annual Shareholders' Meeting (the "Meeting") of Franklin
Universal Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Friday,
March 14, 2008, at 2:00 p.m., Pacific Time.

During the Meeting, shareholders of the Fund will vote on the following proposals:

o The election of a Board of Trustees of the Fund.

o If properly presented, a shareholder proposal.

o Such other matters as may properly come before the Meeting.

The Board of Trustees has fixed January 14, 2008, as the record date for the determination of shareholders entitled to vote at the Meeting.

YOUR VOTE IS EXTREMELY IMPORTANT, ESPECIALLY IN LIGHT OF THE DISSIDENT NOMINEES AND THE SHAREHOLDER PROPOSAL, BOTH OF WHICH ARE UNANIMOUSLY OPPOSED BY YOUR FUND'S BOARD. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote FOR your Board's nominees (Proposal 1) and AGAINST the shareholder proposal (Proposal 2) by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

PLEASE DO NOT SEND BACK ANY GREEN PROXY CARD YOU RECEIVE FROM
BULLDOG INVESTORS, EVEN TO VOTE AGAINST THE BULLDOG NOMINEES, AS
THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND'S NOMINEES.  ONLY
YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

If you have any questions or need additional information, please contact The Altman Group, Inc., the Fund's proxy solicitors, at 60 East 42nd Street, Suite 405, New York, NY 10165, or toll-free by telephone at (800) 336-5159.

                                 By Order of the Board of Trustees,

                                 Karen L. Skidmore
                                 SECRETARY

San Mateo, California
Dated: January 31, 2008



                This page intentionally left blank.



                     FRANKLIN UNIVERSAL TRUST


                          PROXY STATEMENT


o INFORMATION ABOUT VOTING


   WHO IS ASKING FOR MY VOTE?

   In this proxy statement for the Annual Meeting of Shareholders
   (the "Meeting") of Franklin Universal Trust (the "Fund"), the
   Board of Trustees of the Fund (the "Board" or the "Trustees") are unanimously asking you to vote:

o FOR the election of your Board's eleven nominees to the position of Trustee (Proposal 1), and

o AGAINST the shareholder proposal to merge into an open-end fund (Proposal 2),

   by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

   WHY DO THE FUND'S TRUSTEES OPPOSE THE CHANGES TO THE FUND
   ADVOCATED BY THE DISSIDENT NOMINEES?

   A group of dissident shareholders called Bulldog Investors has filed a proxy statement to elect their own nominees to the Fund's Board at the Meeting. Bulldog Investors has said that it wants to "permanently eliminate the Trust's persistent double-digit discount to net asset value ("NAV") through open-ending, liquidation or conducting a self-tender offer for 100% of the Trust's shares at NAV."

   IF THE DISSIDENT NOMINEES ARE ELECTED, WE STRONGLY BELIEVE THAT YOUR FUND WOULD NOT CONTINUE TO OPERATE AS A CLOSED-END FUND -
   IT MAY BE LIQUIDATED, OPEN-ENDED OR SIGNIFICANTLY DIMINISHED
   THROUGH A TENDER OFFER.

   Your Board wants to keep the Fund as a closed-end fund because the Board believes that the Fund's current structure provides you with real benefits. For that reason, we urge you to vote FOR your Board's nominees by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

   WHY DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE AGAINST THE
   SHAREHOLDER PROPOSAL (PROPOSAL 2)?

   The shareholder proposal requests that the Fund's Board of Trustees promptly take the steps necessary to merge the Fund into the Franklin Income Fund, an open-end fund, or otherwise enable shareholders to realize net asset value for their shares. The Fund's Trustees oppose the shareholder proposal because they believe it is in your best interests to retain the Fund's closed-end structure. Closed-end funds do not have to keep sufficient cash on hand to meet possible redemptions as do open-end funds, so they can be fully invested at all times for the benefit of the shareholders. Also, no other closed-end fund offers your Fund's combination of investments in both high yield bonds and utility stocks, which provides investors with both high current income as well as the potential for capital appreciation. Combining this investment strategy with leverage and low cash balances, your Fund has delivered consistently strong market returns to investors over time. The Trustees believe strongly that your Fund remains viable in its closed-end form, but may not be able to provide the same benefits to shareholders if merged into Franklin Income Fund or another open-end fund.


   WHAT SHOULD I DO WITH THE GREEN PROXY CARD I RECEIVED FROM
   BULLDOG INVESTORS?

   We urge you to vote the Fund's WHITE proxy card and discard the GREEN proxy from Bulldog Investors. If you have already sent back the GREEN proxy card, you can still change your vote and we ask that you promptly complete, sign, date and return the enclosed WHITE proxy card because that will replace the GREEN proxy card you previously sent. If you have already sent in the WHITE proxy card, please do not send back any GREEN card you receive, even to vote against Bulldog's nominees. Doing so will cancel out your prior vote on the WHITE card.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed WHITE proxy card. The Fund's management needs you to return the WHITE proxy card so that they can count your shares as present at the Meeting, so please do not return the GREEN proxy card, even if you are withholding votes on the dissident nominees and voting against the shareholder proposal.

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on January 14, 2008, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about February 1, 2008.

   HOW WILL MY WHITE PROXY CARD BE VOTED?

   WHITE proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposals, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don't specify a vote on the proposals, your shares will be voted FOR the election of the Fund's eleven nominees for Trustee (Proposal 1) and AGAINST the shareholder proposal (Proposal 2).

   MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

   Returning the GREEN proxy card to Bulldog Investors will revoke any previously returned WHITE proxy card that you sent to the Fund, even if you withheld votes on the dissident nominees and voted against the shareholder proposal on the GREEN proxy card. Therefore, PLEASE DISCARD THE GREEN PROXY CARD AND ONLY RETURN THE WHITE PROXY CARD.

   WHAT IF MY SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT?

   If your shares are held by your bank or broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your bank or broker and present it to the Inspector of Election at the Meeting.



o  PROPOSAL 1: ELECTION OF TRUSTEES

   WHO ARE THE FUND'S NOMINEES?

   The Fund's nominees and the current Trustees of the Fund are Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. As described more fully below, these nominees have significant experience managing investment vehicles. Many of the Fund's nominees have been Trustees since the Fund was launched in 1988, and are also on the Boards of other open-end and closed-end funds in Franklin Templeton Investments. They have had experience as senior officers and directors of major business corporations, and some have also held senior positions in state and federal government.

   The Fund's nominees believe that the Fund's current structure provides you with real benefits, and believe the Fund should remain as a closed-end fund for the following reasons, as discussed further under Proposal 2 below:

   o The Fund has had competitive market price performance, with a total return of 9.20% for the year ended December 31, 2007 (based on change in net asset value).

   o The Fund's discount is cyclical, not permanent - for more than 2 years between 2001 and 2003, it traded at a premium.

   o The Fund's Board has already taken affirmative steps to help reduce the discount, including extending the Fund's open-market share repurchase program.

   o The Fund's combination of investments in utility stocks and high yield bonds is unique in the marketplace - there is no other closed-end or open-end fund quite like it.

   o The Fund can use leverage in the form of debt securities to help increase returns; open-end funds cannot.

   o The Fund is almost always fully invested because it does not have to meet redemptions; if the Fund were to open-end, it would rarely be fully invested because it would need to keep cash on hand to pay for redemptions.

   o  The Fund trades throughout the day on the New York Stock
      Exchange; mutual funds are only priced once a day.

   HOW ARE FUND NOMINEES SELECTED?

   The Board has a Nominating Committee consisting of Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder;
   (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board;
   (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.
   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached hereto as "Appendix A."

   WHAT IS THE BACKGROUND OF THE FUND NOMINEES?

   Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders' Meeting, and until their successors are duly elected and qualified to serve. Among the nominees, Edward B. Jamieson, Charles B. Johnson and Rupert H. Johnson, Jr. are deemed to be "interested persons" of the Fund for purposes of the 1940 Act. All of the nominees are currently members of the Board; however, Messrs. Ginn and Thompson are standing for election by shareholders of the Fund for the first time. Incumbent Independent Trustees nominated Messrs. Ginn and Thompson for consideration by the Nominating Committee as nominees for Trustee. In addition, all of the nominees are directors and/or trustees of other investment companies within the Franklin Templeton Investments fund complex.


   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.86% and 15.54%, respectively, of its outstanding shares as of December 4, 2007. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Trustee and Senior Vice President of the Fund, are brothers.


   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.


   Listed below, for each nominee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.



NOMINEES FOR INDEPENDENT TRUSTEE

                                     NUMBER
                                 OF PORTFOLIOS
                                    IN FUND
NAME, YEAR                LENGTH    COMPLEX         OTHER
OF BIRTH AND             OF TIME    OVERSEEN    DIRECTORSHIPS
  ADDRESS     POSITION    SERVED   BY TRUSTEE*      HELD
-----------------------------------------------------------------

Harris J.     Trustee      Since     141       Bar-S Foods
Ashton (1932)              1988                (meat packing
One Franklin                                   company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC
Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until
1998).
-----------------------------------------------------------------

Robert F.     Trustee      Since     121       None
Carlson                    2000
(1928)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of
Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board,
Sutter Community Hospitals; member, Corporate Board, Blue
Shield of California; and Chief Counsel, California Department
of Transportation.
-----------------------------------------------------------------

Sam Ginn      Trustee      Since     121       Chevron
(1937)                     April               Corporation
One Franklin               2007                (global energy
Parkway                                        company) and ICO
San Mateo,                                     Global
CA 94403-1906                                  Communications
                                               (Holdings)
                                               Limited
                                               (satellite
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone
AirTouch, PLC (wireless company); Chairman of the Board and
Chief Executive Officer, AirTouch Communications (cellular
communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).
-----------------------------------------------------------------

Edith E.      Trustee      Since     141       Hess Corporation
Holiday                    2004                (exploration and
(1952)                                         refining of oil
One Franklin                                   and gas), H.J.
Parkway                                        Heinz Company
San Mateo,                                     (processed foods
CA 94403-1906                                  and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad) and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     121       Center for
LaHaye (1929)              1988                Creative Land
One Franklin                                   Recycling
Parkway                                        (brownfield
San Mateo,                                     redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

Frank A.      Trustee      Since     141       Hess Corporation
Olson (1932)               2005                (exploration and
One Franklin                                   refining of oil
Parkway                                        and gas) and
San Mateo,                                     Sentient Jet
CA 94403-1906                                  (private jet
                                               service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since
2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board,
President and Chief Executive Officer, UAL Corporation
(airlines).
-----------------------------------------------------------------

Larry D.      Trustee      Since     141       None
Thompson                   April
(1945)                     2007
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior
Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).
-----------------------------------------------------------------

John B.       Trustee      Since     121       None
Wilson (1959)              2006
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive
Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy,
Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
-----------------------------------------------------------------

NOMINEES FOR INTERESTED TRUSTEE


                                     NUMBER
                                 OF PORTFOLIOS
                                    IN FUND
NAME, YEAR                LENGTH    COMPLEX         OTHER
OF BIRTH AND             OF TIME    OVERSEEN    DIRECTORSHIPS
  ADDRESS     POSITION    SERVED   BY TRUSTEE*      HELD
-----------------------------------------------------------------

**Edward B.   Trustee,     Trustee,  1         None
Jamieson      President    President
(1948)        and Chief    since
One Franklin  Executive    1993 and
Parkway       Officer -    Chief
San Mateo,    Investment   Executive
CA 94403-1906 Management   Officer -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of four of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------

**Charles B.  Trustee and  Trustee   141       None
Johnson       Chairman of  since
(1933)        the Board    1988 and
One Franklin               Chairman
Parkway                    of the
San Mateo,                 Board
CA 94403-1906              since
                           1993


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; Director; Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Trustee and  Since     56        None
Johnson, Jr.  Senior Vice  1988
(1940)        President
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

   *We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

   **Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Edward B. Jamieson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of the Fund's investment manager.

   Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

   The following tables provide the dollar range of equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of December 31, 2007.




INDEPENDENT TRUSTEES

                                                        AGGREGATE
                                                     DOLLAR RANGE OF
                                                    EQUITY SECURITIES
                                                      IN ALL FUNDS
                                                     OVERSEEN BY THE
                                                      TRUSTEE IN THE
                            DOLLAR RANGE OF        FRANKLIN TEMPLETON
                           EQUITY SECURITIES         INVESTMENTS
 NAME                         IN THE FUND            FUND COMPLEX
-------------------------------------------------------------------------------

Harris J. Ashton..........    $1-$10,000              Over $100,000

Robert F. Carlson.........        None                Over $100,000

Sam Ginn..................        None                Over $100,000

Edith E. Holiday..........        None                Over $100,000

Frank W.T. LaHaye.........  $10,001-$50,000           Over $100,000

Frank A. Olson............        None                Over $100,000

Larry D. Thompson.........        None                Over $100,000

John B. Wilson............        None                Over $100,000

INTERESTED TRUSTEES

                                                        AGGREGATE
                                                     DOLLAR RANGE OF
                                                    EQUITY SECURITIES
                                                      IN ALL FUNDS
                                                     OVERSEEN BY THE
                                                      TRUSTEE IN THE
                            DOLLAR RANGE OF        FRANKLIN TEMPLETON
                           EQUITY SECURITIES         INVESTMENTS
 NAME                         IN THE FUND            FUND COMPLEX
-------------------------------------------------------------------------------

Edward B. Jamieson........        None                  Over $100,000

Charles B. Johnson........     $1-$10,000               Over $100,000

Rupert H. Johnson, Jr.....     $1-$10,000               Over $100,000



HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?


The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least nine times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund's Independent Trustees constitute the sole Independent Trustees of 28 funds in the Franklin Templeton Investments fund complex, for which each Independent Trustee currently is paid a $232,000 annual retainer, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Fund. John B. Wilson, who serves as the Fund's lead independent trustee, is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Fund. John B. Wilson, who serves as chairman of the Audit Committee of the Fund and such other funds, receives an additional fee of $40,000 per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings. The foregoing fee arrangements went into effect June 1, 2007, and the table below reflects fees paid prior to such date under arrangements then in effect.

During the fiscal year ended August 31, 2007, there were nine meetings of the Board, three meetings of the Nominating Committee, and four meetings of the Audit Committee. Each of the Trustees attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

The Fund does not currently have a formal policy regarding
Trustees' attendance at the annual shareholders' meeting. None of the Trustees attended the Fund's last annual meeting held on March 30, 2007.

Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

The following table indicates the aggregate compensation paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.



                                     TOTAL            NUMBER OF
                                  COMPENSATION      BOARDS WITHIN
                                     FROM             FRANKLIN
                                   FRANKLIN           TEMPLETON
                   AGGREGATE       TEMPLETON         INVESTMENTS
                   COMPENSATION   INVESTMENTS       FUND COMPLEX
NAME OF TRUSTEE     FROM THE         FUND             ON WHICH
                     FUND(1)        COMPLEX(2)    TRUSTEE SERVES(3)
---------------------------------------------------------------------------

Harris J. Ashton   $1,612          $426,918               42

Robert F. Carlson   3,882           264,576               28

S. Joseph
Fortunato(4)            0                 0                0

Sam Ginn(5)           760           217,873               28

Edith E. Holiday    1,566           469,566               42

Frank W.T. LaHaye   3,601           291,028               28

Gordon S.
Macklin(6)             77                 0                0

Frank A. Olson      1,874           462,349               42

Larry D.
Thompson(5)           760           386,461               42

John B. Wilson      3,899           294,848               28


1. Compensation received for the fiscal year ended August 31, 2007.
2. Estimated compensation received for the calendar year ended December 31, 2007.
3. We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 46 U.S. registered investment companies, with approximately 155 U.S. based funds or series.
4. Mr. Fortunato retired effective September 6, 2006.
5. Trustee since April 2007.
6. Mr. Macklin retired effective September 12, 2006.


WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her recent professional experience, and his or her position and length of service with the Fund:

NAME, YEAR OF
BIRTH AND
ADDRESS        POSITION     LENGTH OF TIME SERVED
-------------------------------------------------------------

**Edward B.    Trustee,     Trustee,
Jamieson       President    President since
(1948)         and Chief    1993 and Chief
One Franklin   Executive    Executive
Parkway        Officer -    Officer -
San Mateo, CA  Investment   Investment
94403-1906     Management   Management
                            since 2002

Please refer to the table "Nominees for Interested Trustee"
for additional information about Mr. Edward B. Jamieson.
--------------------------------------------------------------

**Charles B.   Trustee and  Trustee since
Johnson (1933) Chairman of  1988 and
One Franklin   the Board    Chairman of the
Parkway                     Board since 1993
San Mateo, CA
94403-1906

Please refer to the table "Nominees for Interested
Trustee" for additional information about Mr. Charles B.
Johnson.
----------------------------------------------------------

**Rupert H.    Trustee and  Since 1988
Johnson, Jr.   Senior Vice
(1940)         President
One Franklin
Parkway
San Mateo, CA
94403-1906

Please refer to the table "Nominees for Interested
Trustee" for additional information about Mr. Rupert H.
Johnson, Jr.
----------------------------------------------------------

James M. Davis Chief        Since 2004
(1952)         Compliance
One Franklin   Officer
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.;
officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Director
of Compliance, Franklin Resources, Inc. (1994-2001).
----------------------------------------------------------

Laura          Treasurer    Since 2004
Fergerson
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC;
officer of 28 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Director and member
of Audit and Valuation Committees, Runkel Funds, Inc.
(2003-2004); Assistant Treasurer of most of the
investment companies in Franklin Templeton Investments
(1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).
----------------------------------------------------------

Jimmy D.       Senior Vice  Since 2002
Gambill (1947) President
500 East       and Chief
Broward Blvd.  Executive
Suite 2100     Officer
Fort           -Finance and
Lauderdale,    Administration
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of
some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------

David P. Goss  Vice         Since 2000
(1947)         President
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; officer and director of one of the
subsidiaries of Franklin Resources, Inc.; and officer of
46 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------

Karen L.       Vice         Since 2006
Skidmore       President
(1952)         and
One Franklin   Secretary
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; and officer of 30 of the investment
companies in Franklin Templeton Investments.
----------------------------------------------------------

Craig S. Tyle  Vice         Since 2005
(1960)         President
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin
Resources, Inc.; officer of some of the other
subsidiaries of Franklin Resources, Inc. and of 46 of
the investment companies in Franklin Templeton
Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
----------------------------------------------------------

Galen G.       Chief        Since 2004
Vetter (1951)  Financial
500 East       Officer and
Broward Blvd.  Chief
Suite 2100     Accounting
Fort           Officer
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC;
officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing
Director, RSM McGladrey, Inc. (1999-2004); and Partner,
McGladrey & Pullen, LLP (1979-1987 and 1991-2004).


   WHO ARE THE DISSIDENT NOMINEES?

   A group of dissident shareholders called Bulldog Investors has filed a proxy statement to elect their own nominees to the Fund's Board at the Meeting. Bulldog Investors has said that it wants to "permanently eliminate the Trust's persistent double-digit discount to net asset value ("NAV") through open-ending, liquidation or conducting a self-tender offer for 100% of the Trust's shares at NAV."

   IF THE DISSIDENT NOMINEES ARE ELECTED, WE STRONGLY BELIEVE THAT YOUR TRUST WOULD NOT CONTINUE TO OPERATE AS A CLOSED-END FUND - IT MAY BE LIQUIDATED, OPEN-ENDED OR SIGNIFICANTLY DIMINISHED
   THROUGH A TENDER OFFER.


   The dissident nominees all sit on the Board of Directors of the Mexico Equity and Income Fund, Inc. (NYSE: MXE), a publicly traded closed-end fund. As of December 31, 2007, MXE was trading at a discount of 14.30%, so the dissident nominees do not appear to have had any more success preventing "persistent double-digit discounts" in MXE than have the current Trustees of the Fund. This is not surprising, given that discounts tend to be cyclical and driven by market forces beyond the control of any single closed-end fund.

As discussed in Proposal 2 below, the Fund's current Board believes that it is in shareholders' best interests to maintain the Fund as a closed-end fund. As a result, the Fund's current Board intends to vigorously contest the election of the dissident nominees. We urge you to vote FOR your Board's nominees by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

o PROPOSAL 2: A SHAREHOLDER PROPOSAL

   A shareholder (the "Shareholder Proponent") has submitted the following proposal (the "Shareholder Proposal") to be included in this proxy statement:

      RESOLVED: The shareholders ask the Trustees to take the steps necessary to merge the Franklin
      Universal Trust (FT) into the Franklin Income Fund
      (FKINX), an open-end fund, or otherwise permit shareholders to realize net asset value (NAV) for their shares.

                             OPPOSITION STATEMENT OF
                            FRANKLIN UNIVERSAL TRUST

   YOUR FUND'S BOARD UNANIMOUSLY OPPOSES THE SHAREHOLDER
   PROPOSAL AND BELIEVES IT IS IN YOUR BEST INTERESTS TO RETAIN THE FUND'S CLOSED-END STRUCTURE. No other closed-end fund offers your Fund's combination of investments in both high yield bonds and utility stocks, which provides investors with both high current income as well as the potential for capital appreciation. Combining this investment strategy with leverage and low cash balances, your Fund has delivered consistently strong market returns to investors over time. The Board believes strongly that your Fund remains viable in its closed-end form, but may not be able to provide the same benefits to shareholders if merged into Franklin Income Fund or another open-end fund. THE BOARD THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE SHAREHOLDER PROPOSAL.


   REASONS FOR THE BOARD'S RECOMMENDATION

   Your Fund's Board has reviewed and considered the Shareholder Proposal but believes that it is not in the best interests of the Fund and its shareholders. For the reasons discussed below, the Board believes that the Fund's shareholders, and particularly the Fund's long-term shareholders, are best served by retaining the Fund's closed-end structure.


   1. ADVANTAGES OF KEEPING YOUR FUND AS A CLOSED-END FUND
   As a closed-end fund, your Fund has particular advantages over open-end funds, including:


   YOUR FUND CAN USE LEVERAGE; OPEN-END FUNDS CANNOT. As a closed-end fund, your Fund is able to issue debt securities and use the proceeds to make investments. Your Fund would not be able to do this if it were merged into an open-end fund. The Fund currently has issued and outstanding $55 million in 5-year notes maturing in August 2008, representing approximately 22% of its total assets as of December 31, 2007. The Fund pays a fixed rate of interest on these debt securities at an annual rate of 4.14%. While there is no guarantee that the Fund will be able to obtain similarly favorable terms if it decides to refinance its leverage in August, 2008, shareholders will still receive direct benefits from the Fund's use of leverage to the extent that the total return on portfolio securities purchased with the leverage exceeds the interest payments on the debt securities. By using leverage, your Fund has the potential to experience enhanced returns compared to open-end funds. Moreover, repayment of your Fund's outstanding debt in connection with a merger into an open-end fund would generate transaction costs and could require payment of a make-whole premium, which would increase merger costs for the Fund's shareholders.


   YOUR FUND HAS THE ABILITY TO ALWAYS BE FULLY INVESTED;
   OPEN-END FUNDS DO NOT. By definition, an open-end fund permits shareholders to redeem their shares every business day. As a result, open-end funds typically cannot have their assets fully invested because they need to maintain cash balances to pay for net redemptions. Alternatively, open-end funds can temporarily borrow cash to finance net redemptions, but they must pay interest on those borrowings. In either case, maintaining cash balances or paying interest on borrowing instead of investing in appreciable assets can reduce an open-end fund's total return. Similarly, an open-end fund in times of market turmoil, such as those experienced recently in connection with the turmoil in the sub-prime mortgage market, may be forced to keep large cash balances or sell assets at what it believes to be temporarily depressed market prices in order to process redemptions. A closed-end fund like your Fund, by contrast, does not generally permit redemptions except in extraordinary circumstances, such as in a tender offer or liquidation. As a result, your Fund typically maintains cash balances of less than 1% of total assets, thus potentially enhancing returns by remaining essentially fully invested at all times. The Fund is not forced to liquidate securities in order to process redemptions. For the same reason, your Fund has the ability to invest more extensively in illiquid securities than open-end funds, although currently it does not do so.


   YOUR FUND HAS THE ABILITY TO TRADE THROUGHOUT THE DAY; MOST OPEN-END FUNDS DO NOT. Open-end funds typically price their shares once a day, usually just after the close of trading on the New York Stock Exchange ("NYSE") at 4:00 p.m., Eastern Time. Closed-end funds like your Fund, however, can be traded throughout the day. That means that a closed-end fund shareholder's buy or sell order can be executed for the market price prevailing on the exchange at precisely the time the shareholder's broker-dealer places the trade, rather than at the very end of the trading day. This may give holders of closed-end fund shares certain liquidity and trading advantages that are not available to holders of most open-end fund shares.(1)


   2. YOUR FUND'S DISCOUNT IS CYCLICAL, NOT PERMANENT
   As with most other closed-end funds, the market price of the Fund's shares is often lower than the Fund's NAV per share. That is, the Fund's shares often trade at a discount. Discounts tend to be cyclical, however, often moving in conjunction with interest rates. Indeed, from March 2001 through April 2003, your Fund's shares traded at a premium. Based on history, it should not be assumed that the Fund's current discount will last indefinitely. Accordingly, the Board believes that the presence of a discount should not, by itself, necessitate the drastic step of merging your Fund into an open-end fund.


(1) Certain open-end funds, known as exchange-traded funds or ETFs, trade on a stock exchange throughout the day, but only as long as a large institution, such as a bank or broker-dealer, agrees to make a market in the ETF's securities. Closed-end funds like your Fund, however, will continue to trade as long as they are listed on a stock exchange, regardless of whether an institution agrees to make a market in their securities.


   Your Fund's Board has already taken steps to address the discount, authorizing the Fund's management in January 2006 to implement an open-market share repurchase program that allowed the Fund to purchase up to 10% of its common stock in open-market transactions. As of October 31, 2007, the share repurchase program had resulted in the repurchase of approximately 8.9% of the Fund's outstanding shares. In December 2007, the Board authorized an extension of the share repurchase program for an additional 10% of the Fund's outstanding shares. The share repurchase program is intended to benefit shareholders by enabling your Fund to acquire its own shares at a discount to NAV, thereby increasing the proportionate interest of each remaining shareholder in the Fund. The Board also hopes that the share repurchase program will help bring the market price of the Fund's shares closer to NAV. At the same time, beginning in February 2006, the Board authorized an increase in your Fund's monthly dividend from 3.5 cents to 3.8 cents per share. Both of these measures were designed by the Board to help address your Fund's discount.



   The Fund's management believes that the Fund's discount is largely attributable to broad-based market volatility and unrest that has generally affected the closed-end fund industry. Indeed, as of October 31, 2007, the average discount for leveraged and non-leveraged multi-sector closed-end funds was 10.19% compared to the Fund's discount of 10.43%.
   (Source: UBS Investment Bank). The Fund's discount is thus in line with that experienced by multi-sector closed-end funds generally.


   Accordingly, the Fund's management views the current discount as a result of transient market movements unrelated to the Fund's core investment strategies, and not as a permanent or long-term phenomenon arising from Fund's investment program. The Fund's management therefore believes that it would be unwise to recommend a merger with an open-end fund based on market conditions unrelated to the Fund's overall investment mandate.


   3. YOUR FUND'S UNIQUE MARKET POSITION
   Despite the Fund's current market price discount to NAV, the Board believes that your Fund's performance, coupled with its unique position in the marketplace, justifies retaining your Fund's closed-end structure as in the best interests of long-term shareholders. For these shareholders, the Fund's investment approach and long-term market price performance may be more important than its discount.


   Your Fund has a unique strategy and investment parameters that are different from its closed-end fund competitors, as well as any open-end fund in the Franklin Templeton complex, including Franklin Income Fund. As stated in its annual report, the Fund invested approximately 69% of its assets in high yield debt of U.S. issuers and 29% in utility stocks as of August 31, 2007. Your Fund is the only closed-end fund currently in existence that has this unique asset mix, which provides investors with both high current income as well as the potential for price appreciation on both high yield bonds and utility stocks. This portfolio composition and risk/return profile may directly appeal to many of the Fund's current long-term shareholders, who might not be able to find a comparable investment if, for example, the Fund were to merge with a dissimilar open-end fund such as Franklin Income Fund.


   While Franklin Income Fund has a history dating back almost
   60 years, it does not share the same unique investment style as your Fund. Franklin Income Fund's investment goal is to maximize income, while maintaining prospects for capital appreciation, by investing in a diversified portfolio of stocks and bonds. As a general rule, Franklin Income Fund invests in stocks across many industries, such as technology and
   healthcare, to a much greater extent than the Fund.   It
   typically does not invest as great a percentage of its assets in securities of medium sized companies, utility stocks or high yield bonds as the Fund, nor does it typically invest in emerging market sovereign debt. Not surprisingly, the two funds have had different investment performance over different market cycles.


   While Franklin Income Fund is always available as an option for investors seeking an open-end fund with its investment approach, the Fund's investment approach is distinctly different. The Shareholder Proposal would deprive both current and potential shareholders of the unique investment program currently offered by the Fund.


   4. YOUR FUND'S COMPETITIVE PERFORMANCE
   Your Fund's long-term performance at market price has been consistently competitive, both in absolute terms and relative to its Lipper peer group and benchmark indices, as shown in the table below:


FRANKLIN UNIVERSAL TRUST PERFORMANCE AS OF DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURN(1)  1-YEAR    3-YEAR     5-YEAR    10-YEAR
----------------------------------------------------------------------

Fund Return Based on Change     6.38%     11.96%     13.76%     4.98%
in Market Price(2)

Fund Return Based on Change     9.20%     10.20%     16.09%     5.55%
in Net Asset
Value(3)

Credit Suisse (CS) High Yield   2.65%      5.52%     10.97%     6.10%
Index(4)

Standard & Poor's (S&P) 500    19.38%     19.06%     21.50%     7.77%
Utilities
Index(5)

Lipper Closed End High         -6.91%      2.70%     13.91%     4.20%
Current Yield Funds
(Leveraged)(6)

Rank in Lipper Category   1 out of 35  1 out of 31 3 out of 23 6 out of 13
Based on Change in
NAV(6)

Franklin Income Fund - Class    5.31%      8.51%     13.42%     8.49%
A Based on Change in NAV


Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

(1) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
(2) Source: Bloomberg L.P. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
(3) Source: Lipper Inc. Assumes reinvestment of distributions based on net asset value.
(4) Source: Credit Suisse. The Credit Suisse High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
(5) Source: S&P's Micropal: The S&P 500 Utilities Index is a market capitalization weighted index that includes electric utility stocks in the S&P 500. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
(6) Source: Lipper Inc. The Lipper Closed-End High Current Yield Fund (Leveraged) Universe is comprised of the fund and all closed-end debt leveraged high current yield funds regardless of asset size or primary channel of distribution. Returns are based on change in net asset value.


   5. YOUR FUND CONTINUES TO BE VIABLE AND SUCCESSFUL AS A
   CLOSED-END FUND

   Given the costs of merging your Fund into an open-end fund, the Board would only recommend this action in the face of compelling circumstances, such as if there were serious concerns about the continuing viability of the Fund as a suitable long-term investment for shareholders. The Board does not believe that these circumstances are present in the case of your Fund.


   Rather, the Board believes that your Fund is viably situated as a closed-end fund. The Fund continues to maintain adequate trading volume, variable discounts and premiums, and viable size. The Board therefore believes that a merger of the Fund into an open-end fund would deprive the Fund's long-term shareholders of the unique characteristics they were seeking when they originally chose to invest in this closed-end fund instead of any open-end fund, including Franklin Income Fund.


   CONCLUSION

   For the reasons stated above, the Board UNANIMOUSLY recommends that Shareholders vote AGAINST the Shareholder
   Proposal.


         SUPPORTING STATEMENT OF THE SHAREHOLDER PROPONENT

   FT shares not only continue to sell at a large discount to NAV, but despite FT's use of leverage, its performance lags that of the open-end Franklin Income Fund both on a short-term (6 month) and long-term (five year) basis. Moreover, FT's relative performance suffers because its expense ratio is more than twice as high as that of FKINX. A merger into FKINX would significantly reduce the expense ratio for FT shareholders, allow us to benefit from the larger size and efficiency of FKINX, and eliminate the FT discount once and for all.

   The Shareholder Proponent is Walter S. Baer, 344 S. Canyon
   Views Drive, Los Angeles, California 90049. Neither the Fund, its Board of Trustees, nor management is responsible for the contents of the Shareholder Proposal or the Supporting
   Statement of the Shareholder Proponent.



   o ADDITIONAL INFORMATION ABOUT THE FUND


   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with Advisers, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect, wholly-owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC Inc., 4400 Computer
   Drive, Westborough, MA 01850.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90
   Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2007, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800/342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of January 14, 2008, the Fund had 25,187,893.784 shares outstanding and total net assets of $194,303,235.44. The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of January 14, 2008, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:



                               AMOUNT AND
  NAME AND ADDRESS              NATURE OF           PERCENT OF
  OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP  OUTSTANDING SHARES
  -----------------------------------------------------------------

  Bulldog Investors General   $2,724,437(1)          10.09(2)
  Partnership and Phillip
  Goldstein
  Park 80 West-Plaza
  Two, Suite 750
  Saddle Brook, NJ 07663


(1) The nature of beneficial ownership is sole voting and dispositive power by Bulldog Investors General Partnership and Phillip Goldstein, as reported on Schedule 13D/A, filed with the U.S. Securities and Exchange Commission as of November 16, 2007.
(2) As reported on Schedule 13D/A, filed with the U.S. Securities and Exchange Commission as of November 16, 2007.

   In addition, to the knowledge of the Fund's management, as of January 14, 2008, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.


   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities law requires that the Fund's Trustees, officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended August 31, 2007. Based solely on its review of copies of such reports or written representations from such Trustees, officers and 10% shareholders, the Fund believes that, all Section 16(a) filing requirements applicable to its Trustees, officers and 10% shareholders were complied with during the fiscal year ended August 31, 2007, except that a Form 3 filing made by Mr. Sam Ginn was inadvertently filed several days late. The Fund's management believes that Bulldog Investors should have filed Forms 3 and 4 together with its
   Schedule 13D/A filed as of November 16, 2007, although to date it has not done so.


   CONTACTING THE BOARD OF TRUSTEES. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for their review and consideration.

o  AUDIT COMMITTEE

   The Board has a standing Audit Committee currently consisting of Messrs. Wilson (Chairman), Carlson and LaHaye, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm (auditors), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting.

   SELECTION OF AUDITORS. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $38,082 for the fiscal year ended August 31, 2007, and $22,209 for the fiscal year ended August 31, 2006.

   AUDIT-RELATED FEES. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees" above were $0 for the fiscal year ended August 31, 2007, and $8,736 for the fiscal year ended August 31, 2006. The services for which these fees were paid included attestation services.

   There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of its financial statements for the fiscal years ended August 31, 2007, and August 31, 2006.

   TAX FEES. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for fiscal years ended August 31, 2007, and August 31, 2006.

   The fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended August 31, 2007, and $0 for fiscal year ended August 31, 2006.

   ALL OTHER FEES. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs were $0 for the fiscal year ended August 31, 2007, and $110 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

   The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund not reported in previous paragraphs were $0 for the fiscal year ended August 31, 2007, and $175,751 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the Fund's Board in connection with the investment management contract renewal process.

   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

   AGGREGATE NON-AUDIT FEES. The aggregate fees paid to PwC for non-audit services to the Fund, and to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, were $46,000 for the fiscal year ended August 31, 2007, and $184,597 for the fiscal year ended August 31, 2006.

   The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC's independence.

   AUDIT COMMITTEE REPORT. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter was attached as "Appendix A" to the proxy statement for the Fund's 2006 Annual Shareholders' Meeting.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.


   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, PwC's independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.


   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.


   Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2007, for filing with the U.S. Securities and Exchange Commission.

                                 THE AUDIT COMMITTEE
                                 John B. Wilson (Chairman)
                                 Robert F. Carlson
                                 Frank W.T. LaHaye


o  FURTHER INFORMATION ABOUT VOTING AND THE MEETING


   SOLICITATION OF PROXIES. Your vote is being solicited by the Trustees of the Fund. The cost of soliciting these proxies will be borne in part by the Fund; however, the Investment Manager will bear half of the costs in excess of the costs expended on the solicitation of proxies for the Fund's 2007 annual meeting of shareholders (excluding the salaries and fees of officers and employees). Subject to the foregoing, the Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

   In addition to solicitation services to be provided by The Altman Group, Inc. ("Altman"), as described below, proxies may be solicited by the Fund and its Trustees, officers and employees (who will receive no compensation therefor in addition to their regular salaries) and/or regular employees of the Fund's Investment Manager, administrator, stock transfer agent, or any of their affiliates.

   The Fund has contracted with Altman to assist with solicitation of proxies. The Fund anticipates that the cost of retaining Altman will be up to approximately $140,000, plus reimbursement of reasonable out-of-pocket expenses (which amount is included in the estimate of total expenses below). The Fund has also agreed to indemnify Altman against certain liabilities and expenses, including liabilities under the federal securities laws. Altman anticipates that approximately 20 of its employees or other persons will be involved in soliciting shareholders of the Fund. Altman's address is 60 East 42nd Street, Suite 405, New York, NY 10165.

   The Fund expects that the solicitation will be primarily by mail, but also may include advertisement, telephone, telecopy, facsimile transmission, electronic, oral, or other means of communication, or by personal contacts. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote.

   Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund (excluding the salaries and fees of officers and employees)
   will be approximately $322,000.   To date, approximately
   $75,000 has been spent on the solicitation. These estimates include fees for attorneys, accountants, advisers, proxy solicitors, advertising, printing, distribution and other costs incidental to the solicitation, but exclude costs normally expended for the election of Trustees in the absence of a contest. As described above, the Fund and the Investment Manager intend to pay all costs associated with the solicitation and the Meeting.

   PARTICIPANTS. Because Bulldog Investors has filed a proxy statement in support of the Bulldog nominees and, thus, has commenced a proxy contest, the SEC requires the Fund to provide shareholders with certain additional information relating to "participants" as defined in the SEC's proxy rules. Pursuant to those rules, the Fund's Trustees are, and certain employees and agents of the Fund may be, deemed to be "participants." The address of the participants described below is the address of the Fund's principal executive offices. None of the participants listed herein have purchased or sold or otherwise acquired or disposed of any shares of the Fund in the last two years. Information with respect to the participants' beneficial ownership of shares of the Fund is as of January 18, 2008.

   For information about the Trustees, please refer to Proposal 1 of this Proxy Statement. In addition, the following persons may also act as participants:

   - Greg Johnson is the President and Chief Executive Officer of
   Franklin Resources, the parent corporation of the Investment
   Manager.

   - Christopher J. Molumphy is a Director and Executive Vice
   President of the Investment Manager. Mr. Molumphy has been a manager of the Fund since 1991.

   - Glenn I. Voyles is a Vice President of the Investment
   Manager.  Mr. Voyles has been a manager of the Fund since 1999.

   - Karen L. Skidmore is the Secretary and Vice President of the
   Fund.

   - Craig S. Tyle is a Vice President of the Fund.

   - Lisa Gallegos is a Director of Corporate Communications for
   Resources.

   - Matthew Walsh is a Community and Public Relations Consultant for Resources.


   VOTING BY BROKER-DEALERS. Because the Fund anticipates that the election of Trustees and the Shareholder Proposal will be contested, the Fund expects that broker-dealer firms holding shares of the Fund in "street name" for their customers will not be permitted by NYSE rules to vote on the election of Trustees or the Shareholder Proposal on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

   QUORUM. Forty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, the election of Trustees requires a plurality of shares voted, meaning that the eleven nominees receiving the greatest number of votes shall be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

   Provided that a quorum has been established, the affirmative vote of a majority of shares voted at the Meeting is required to approve the Shareholder Proposal. For purposes of the Shareholder Proposal, abstentions and broker non-votes, if any, will have no effect on the result of the vote. The Shareholder Proposal is only a recommendation and, if it is approved by the required vote, will have no binding effect on the Fund or the Board of Trustees. In considering whether or not to take action in response to the proposal, the Board of Trustees will give the request set forth in the Shareholder Proposal such weight as it believes appropriate based on the voting of shareholders for the proposal and other relevant factors.

   ADJOURNMENT. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned by a majority vote of the shares represented at the Meeting, either in person or by proxy, properly cast upon the question of adjournment. If the Meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the original Meeting, in which case the Board of Trustees shall set a new date. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting.

   Whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting, and on any other proposals properly raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules.

   SHAREHOLDER PROPOSALS. The Fund anticipates mailing this proxy statement on or about February 1, 2008. The Fund anticipates that its next annual meeting of shareholders will be held on or about March 26, 2009. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, Attention:
   Secretary, no later than October 6, 2008, in order to be considered for inclusion in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2009 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices of such proposal by December 18, 2008. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2009 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the designated proxy holders will vote on such matters in accordance with the views of management.

                             By order of the Board of Trustees,

                             Karen L. Skidmore
                             SECRETARY


   Dated: January 31, 2008
   San Mateo, California



                                                         APPENDIX A





                   NOMINATING COMMITTEE CHARTER

I.    THE COMMITTEE.

      The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in
      Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.   BOARD NOMINATIONS AND FUNCTIONS.

1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full
      Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940
      Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940
      Act that might impair independence, E.G., business, financial or family relationships with investment managers or service providers.

2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.


III.  COMMITTEE NOMINATIONS AND FUNCTIONS.

      The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.   OTHER POWERS AND RESPONSIBILITIES.

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The
      Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.



                              ADDITIONAL STATEMENT
                            FOR CLOSED-END FUNDS ONLY

        The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.




                                                                          PROXY

[GRAPHIC OMITTED][GRAPHIC OMITTED]
FRANKLIN UNIVERSAL TRUST
                 ANNUAL SHAREHOLDERS' MEETING - MARCH 14, 2008

The undersigned hereby revokes all previous proxies for his or her shares and appoints Craig S. Tyle, David P. Goss, and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Shareholders' Meeting (the "Meeting") to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403 at 2:00 p.m., Pacific Time, on March 14, 2008, including any postponements or adjournments thereof, upon the matters set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including matters related to the conduct, adjournment or postponement of the Meeting.

THE BOARD OF TRUSTEES OF THE FUND SOLICITS THIS PROXY. It will be voted as specified on the reverse. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF THE FUND'S NOMINEES TO THE POSITION OF TRUSTEE (PROPOSAL 1) AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.

                                   You are urged to date and sign this proxy and return it
                                   promptly.  This will save the expense of follow-up letters to shareholders who have not responded.



                                   _________________________________________________________
                                   Signature(s) and Title(s), if applicable           Date



                                   _________________________________________________________
                                   Signature(s) and Title(s), if applicable           Date

                                   Sign your name exactly as it appears in the registration
                                   on  the  proxy card.  If the shares are held jointly,
                                   either party may sign, but the name of the party signing
                                   should conform exactly to the name shown in the registration on the proxy card. If signing is by attorney, executor,
                                   administrator, trustee or guardian, please print your full title below your signature.
-------------------------------- FOLD HERE ---------------------------------------------------



THREE SIMPLE METHODS TO VOTE YOUR PROXY:


INTERNET:     Log on to  WWW.PROXYONLINE.COM.  Make sure to
              have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

TOUCHTONE     Simply  dial  toll-free   1-866-458-9855  and
PHONE         follow  the  automated  instructions.  Please
              have this proxy card available at the time of the call.

MAIL: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.





TAGID:                                                        CUSIP:


PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.     [X]


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.
                                                    ---
1.  Proposal:  Election of Trustees.

                                                                                             WITHHOLD
                                                                               FOR ALL       FROM ALL
NOMINEES:                                                                     (NOMINEES)    (NOMINEES)
(01) Harris J. Ashton    (05) Edward B. Jamieson       (09) Frank A. Olson
(02) Robert F. Carlson   (06) Charles B. Johnson       (10) Larry D.Thompson
(03) Sam Ginn            (07) Rupert H. Johnson, Jr.   (11) John B. Wilson
(04) Edith E. Holiday    (08) Frank W.T. LaHaye

-------------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.





THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSAL 2.

2.  Shareholder Proposal:                             FOR   AGAINST  ABSTAIN

The shareholders ask the Trustees to take the steps necessary to merge the Franklin Universal
Trust (FT) into the Franklin Income Fund (FKINX), an open-end fund, or otherwise permit shareholders to realize net asset value (NAV) for their shares.

If you should have any questions about the proxy material or the execution of your vote, simply call 1 800-336-5159 between the hours of 10 am and 10 pm Eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

































TAG ID:                        SCANNER BAR CODE             CUSIP:  355145103